Exhibit 99.2

                           SPEEDWAY MOTORSPORTS, INC.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Speedway Motorsports, Inc. (the "Company") made pursuant to the Prospectus, dated September ___, 1997 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if Old Notes are not immediately available or if time will not permit all documents required by the Letter of Transmittal to reach the First Trust National Association (the "Exchange Agent") prior to the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

          DELIVERY TO: FIRST TRUST NATIONAL ASSOCIATION, EXCHANGE AGENT

                     BY MESSENGER, MAIL, OVERNIGHT DELIVERY:
                        First Trust National Association
                               First Trust Center
                                    Suite 200
                              180 East Fifth Street
                            St. Paul, Minnesota 55101
                          Attention: Ms. Kathe Barrett

                             FACSIMILE TRANSMISSION:
                                 (612) 244-0711

                              CONFIRM BY TELEPHONE:
                                 (612) 244-0719
                                Ms. Kathe Barrett

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.


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Principal Amount of Old Notes Tendered    Name(s) of Record Holder(s):
$_____________________________________    ______________________________________
 Note Certificate Nos. (if available):    ______________________________________
______________________________________                      Address(es):
______________________________________    ______________________________________
______________________________________    ______________________________________
______________________________________    ______________________________________

If Old Notes will be delivered by book-   Area Code and Telephone Number(s):
entry transfer to The Depositary Trust    ______________________________________
account number.                           ______________________________________

Account Number:                           Signature(s):_________________________
______________________________________    ______________________________________

                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at its address set forth above, the Old Notes described above, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within four business days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:___________________________________________________________________

             ___________________________________________________________________
                                    (Authorized Signature)
             Title:_____________________________________________________________
             Name:______________________________________________________________
             Date:______________________________________________________________


Address:________________________________________________________________________
________________________________________________________________________________
Area Code and
Telephone Number:_______________________________________________________________